DEBT OBLIGATIONS	12 Months Ended
Dec. 29, 2017
DEBT OBLIGATIONS
DEBT OBLIGATIONS

10. DEBT OBLIGATIONS

Debt obligations, excluding obligations under capital leases (see Note 11 “—Commitments—Leases” below), consist of the following:

	December 29,	December 30,
	2017	2016
Outstanding borrowings on revolving credit facility	$2,500,000	$—
Outstanding borrowings on delayed draw term loan	—	1,500,000
Notes payable for 360 Energy Engineers, LLC, bearing interest at 4%, payable in monthly principal and interest installments of $88,752 through November 2017.	—	1,031,000
Notes payable for Abacus, bearing interest at 4%, payable in monthly principal and interest installments of $54,281 through January 2017.	—	54,000
Notes payable for insurance, bearing interest at 2.773%, payable in monthly principal and interest installments of $55,868 through October 2016.	—	599,000
Deferred purchase price for the acquisition of substantially all of the assets of Genesys, bearing interest at 0.650%, payable in monthly principal and interest installments of $191,667 through March 2018.	383,000	2,862,000
Total debt obligations	2,883,000	6,046,000
Less current portion	383,000	3,972,000
Debt obligations, less current portion	$2,500,000	$2,074,000

The following table summarizes the combined principal installments for the Company’s debt obligations, excluding capital leases, over the next five years and beyond, as of December 29, 2017:

Fiscal Year:
2018	383,000
2019	—
2020	2,500,000
2021	—
Thereafter	—
$2,883,000

Credit Facility

On March 24, 2014, the Company and its subsidiaries, as guarantors, entered into a credit agreement (as amended, the “Prior Credit Agreement”) with BMO Harris Bank N.A. (“BMO”), that provided for a revolving line of credit of up to $7.5 million, subject to a borrowing base calculation, and a delayed draw term loan facility of up to $3.0 million.

On January 20, 2017, the Company and each of its subsidiaries, as guarantors (the “Guarantors”), entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with BMO, as lender. The Credit Agreement amends and extends the Company’s Prior Credit Agreement.    The Credit Agreement provides for a $35.0 million revolving line of credit, including a $10.0 million standby letter of credit sub-facility, and matures on January 20, 2020.  Subject to satisfying certain conditions described in the Credit Agreement, the Company may request that BMO increase the aggregate amount under the revolving line of credit by up to $25.0 million, for a total facility size of $60.0 million; however, BMO is not obligated to do so.  Unlike the Prior Credit Agreement, the revolving line of credit is no longer subject to a borrowing base limitation and the Credit Agreement no longer includes a delayed draw term loan facility. To finance the acquisitions of Abacus and substantially all of the assets of 360 Energy on January 15, 2015, the Company borrowed $2.0 million under its delayed draw term loan facility pursuant to the Company’s Prior Credit Agreement. On January 20, 2017, the remaining $1.5 million of borrowings outstanding under the delayed draw term loan facility was converted into $1.5 million of borrowings under the revolving credit facility pursuant to the Credit Agreement.

Borrowings under the Credit Agreement bear interest at a rate equal to either, at the Company’s option, (i) the highest of the prime rate, the Federal Funds Rate plus 0.5% or one-month London Interbank Offered Rate (“LIBOR”) plus 1% (the “Base Rate”) or (ii) LIBOR, in each case plus an applicable margin ranging from 0.25% to 1.00% with respect to Base Rate borrowings and 1.25% to 2.00% with respect to LIBOR borrowings. The applicable margin will be based upon the consolidated leverage ratio of the Company. The Company will also be required to pay a commitment fee for the unused portion of the revolving line of credit, which will range from 0.20% to 0.35% per annum, and fees on any letters of credit drawn under the facility, which will range from 0.94% to 1.50%, in each case, depending on the Company’s consolidated leverage ratio.

Borrowings under the revolving line of credit are guaranteed by all of the Company’s direct and indirect subsidiaries and secured by substantially all of the Company’s and the Guarantors’ assets.

The Credit Agreement contains customary representations and affirmative covenants, including certain notice and financial reporting requirements. The Credit Agreement also requires compliance with financial covenants that require the Company to maintain a maximum total leverage ratio and a minimum fixed charge coverage ratio.

The Credit Agreement includes customary negative covenants, including (i) restrictions on the incurrence of additional indebtedness by the Company or the Guarantors and the incurrence of additional liens on property, (ii) restrictions on permitted acquisitions, including that the total consideration payable for all permitted acquisitions (including potential future earn-out obligations) shall not exceed $20.0 million during the term of the Credit Agreement and the total consideration for any individual permitted acquisition shall not exceed $10.0 million without BMO’s consent, and (iii) limitations on asset sales, mergers and acquisitions.  Further, the Credit Agreement limits the payment of future dividends and distributions and share repurchases by the Company; however, the Company is permitted to repurchase up to $8.0 million of shares of common stock under certain conditions, including that, at the time of any such repurchase, (a) the Company is able to meet the financial covenant requirements under the Credit Agreement after giving effect to the share repurchase, (b) the Company has at least $5.0 million of liquidity (unrestricted cash or undrawn availability under the revolving line of credit), and (c) no default exists or would arise under the Credit Agreement after giving effect to such repurchase. In addition, the Credit Agreement includes customary events of default. Upon the occurrence of an event of default, the interest rate will be increased by 2.0%, BMO has the option to make any loans then outstanding under the Credit Agreement immediately due and payable, and BMO is no longer obligated to extend further credit to the Company under the Credit Agreement.  As of December 29, 2017, the Company was in compliance with the financial covenants under the Credit Agreement.

Promissory Notes

To finance the acquisitions of Abacus and substantially all of the assets of 360 Energy, the Company borrowed $2.0 million under its delayed draw term loan facility pursuant to the Prior Credit Agreement. The term loan provided for interest at the LIBOR rate plus an applicable margin ranging between 2.25% and 2.75 and matured on March 24, 2017. Principal on the term loan was payable on the last day of each March, June, September and December in each year. All of the remaining outstanding principal amount was paid on March 24, 2017. The term loan was governed by the terms of the Prior Credit Agreement. The term loan was paid in full on its maturity date of March 24, 2017.

On January 15, 2015, in connection with the completion of the acquisition of Abacus, WES issued promissory notes to Mark Kinzer (the “Kinzer Note”) and Steve Rubbert (the “Rubbert Note” and, together with the Kinzer Note, the “Abacus Notes”). The initial outstanding principal amount of each of the Kinzer Note and the Rubbert Note was $0.6 million. The Abacus Notes provided for a fixed interest rate of 4% per annum. The Abacus Notes were fully amortizing and payable in equal monthly installments between January 15, 2015 and their January 15, 2017 maturity date.  The Abacus Notes contained events of default provisions customary for documents of this nature. Mr. Kinzer and Mr. Rubbert entered into a Subordination Agreement, dated as of January 15, 2015, in favor of BMO, pursuant to which any indebtedness under the Abacus Notes was subordinated to any indebtedness under the Prior Credit Agreement. The Abacus Notes were paid in full on their maturity date of January 15, 2017.

On January 15, 2015, in connection with the completion of the acquisition of substantially all of the assets of 360 Energy, WES issued a promissory note to 360 Energy (the “360 Energy Note”). The initial outstanding principal amount of the 360 Energy Note was $3.0 million. The 360 Energy Note provided for a fixed interest rate of 4% per annum. The 360 Energy Note was fully amortizing and payable in equal monthly installments between January 15, 2015 and its December 31, 2017 maturity date. The 360 Energy Note contained events of default provisions customary for documents of this nature. 360 Energy entered into a Subordination Agreement, dated as of January 15, 2015, in favor of BMO, pursuant to which any indebtedness under the 360 Energy Note was subordinated to any indebtedness under the Prior Credit Agreement. The 360 Energy Note was paid in full on December 26, 2017, before the notes maturity date of December 31, 2017.

Deferred Purchase Price

The Asset Purchase and Merger Agreement for the acquisition of substantially all of the assets of Genesys dated March 4, 2016, included deferred payments to Messrs. Braun and Mineo in the amount of $2.3 million (“Deferred Payments”), each.  The Deferred Payments are to be paid in twenty-four (24) equal monthly installments in the amount of $95,834, inclusive of interest at the rate of 0.65% per annum.  Payments commenced April 4, 2016 and conclude March 4, 2018.  From issuance through December 29, 2017, the Company made payments of $4.2 million inclusive of interest and, as of December 29, 2017, the aggregate outstanding balance on the Deferred Payments to Messrs. Braun and Mineo was approximately $0.4 million.

Insurance Premiums

The Company has also financed, from time to time, insurance premiums by entering into unsecured notes payable with insurance companies. During the Company’s annual insurance renewals in the fourth quarter of its fiscal year ended December 29, 2017, the Company did not elect to finance its insurance premiums for the upcoming fiscal year.  The unpaid balance of the financed premiums totaled $0 and $599,000 for fiscal years ended December 29, 2017 and December 30, 2016, respectively.